INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
INCOME TAXES
12. INCOME TAXES

12. INCOME TAXES

Coronavirus Aid, Relief and Economic Security Act

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted and signed into law in response to the market volatility and instability resulting from the COVID-19 pandemic. It includes a significant number of tax provisions and lifts certain deduction limitations originally imposed by the Tax Cuts and Jobs Act of 2017 (the “2017 Act”). The changes are mainly related to: (1) the business interest expense disallowance rules for 2019 and 2020; (2) net operating loss rules; (3) charitable contribution limitations; (4) employee retention credit; and (5) the realization of corporate alternative minimum tax credits.

The Company continues to assess the impact and future implication of these provisions; however, it does not anticipate any amounts that could give rise to a material impact to the overall consolidated financial statements.

The provision for income tax expense for the three months ended June 30, 2021, was $74, representing an effective tax rate of 9.20%, compared to an income tax expense of $25 for the three months ended June 30, 2020, representing an effective tax rate of 0.29%. The provision for income tax expense for the six months ended June 30, 2021, was $138, representing a effective tax rate of 2.36% compared to an income tax expense of $50 for the six months ended June 30, 2020, representing an effective tax rate of 0.30%.

16. INCOME TAXES

Coronavirus Aid, Relief and Economic Security Act

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the CARES Act) was enacted and signed into law in response to the market volatility and instability resulting from the COVID-19 pandemic. It includes a significant number of tax provisions and lifts certain deduction limitations originally imposed by the Tax Cuts and Jobs Act of 2017 (the 2017 Act). The changes are mainly related to: (1) the business interest expense disallowance rules for 2019 and 2020; (2) net operating loss rules; (3) charitable contribution limitations; (4) employee retention credit; and (5) the realization of corporate alternative minimum tax credits.

The Company continues to assess the impact and future implications of these provisions; however, it does not anticipate any amounts that could give rise to a material impact to the overall consolidated financial statements.

The provision for income tax expense for the years ended December 31, 2020, 2019 and 2018 consisted of the following:

Years Ended December 31,
(in thousands)	2020	2019	2018
Current
Federal	$-	$-	$-
State	224	205	97
Total Current	224	205	97

Deferred tax expense (benefit)
Federal	900	(2,406)	(601)
State	(9,127)	(7,329)	(646)
Total deferred tax benefit	(8,227)	(9,735)	(1,247)

Valuation allowance	8,227	9,735	1,247

Income tax expense	$224	$205	$97

As the Company operates in the cannabis industry, it is subject to the limitations of IRC Section 280E, under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. Therefore, the effective tax rate can be highly variable and may not necessarily correlate with pre-tax income or loss.

In December 2017, the United States (“U.S.”) Congress passed and the President signed referred to as the 2017 Tax Act, which contains many significant changes to the U.S. tax laws, including, but not limited to, reducing theU.S. federal corporate tax rate from 35% to 21% and utilization limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017 to 80% of taxable income with an indefinite carryforward period. As the Company has a full valuation allowance against its U.S. deferred tax assets, the revaluation of net deferred tax assets resulting from the reduction in the U.S. federal corporate income tax rate did not impact the Company’s effective tax rate. Additional guidance may be issued by the U.S. Treasury Department, the Internal Revenue Service (“IRS”), or other standard-setting bodies, which may result in adjustments to the amounts recorded, including the valuation allowance. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2020 and 2019, are as follows:

Years Ended December 31,
(in thousands)	2020	2019
Deferred tax assets
Net operating loss carryforwards	$9,104	$10,836
Accruals and reserves	-	-
Depreciation	-	-
Other	-	-
Valuation allowance	(9,104)	(10,836)
Total deferred tax assets	-	-

Accruals and reserves	-	-
Share-based compensation	-	-
Total deferred tax liabilities	-	-

Net deferred tax liabilities	$-	$-

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative losses incurred through the year ended December 31, 2020. Such objective evidence limits the ability to consider other subjective evidence, such as the Company’s projections for future growth. On the basis of this evaluation, the Company has determined that it is more likely than not that the Company will not recognize the benefits of the federal and state net deferred tax assets, and, as a result, a full valuation allowance totaling $12.0 million and $9.7 million has been recorded against its net deferred tax assets as of December 31, 2020 and 2019. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.

A reconciliation of the provision for income taxes attributable to income from operations and the amount computed by applying the statutory federal income tax rate of 21% to income before income taxes for the years ended December 31, 2020, 2019 and 2018 is as follows:

Years Ended December 31,
(in thousands)	2020	2019	2018
Computed expected provision (benefit) for taxes	$(4,554)	$(10,443)	$(1,809)
Increase (Decrease) in taxes resulting from:
State taxes	224	205	97
Non-deductible stock compensation	462	711	57
Non-deductible expenses under section 280e	5,099	7,965	2,605
Valuation allowance and other, net	(1,007)	1,767	(853)
Actual provision for income taxes	$224	$205	$97

As of December 31, 2020 and 2019, the Company had federal net operating loss (“NOL”) carryforwards of approximately $16.8 million and $9.2 million respectively. The Company had state NOL carryforwards of approximately $86.3 million and $50.4 million, respectively, which will begin to expire in 2035. Utilization of some of the federal and state NOL carryforwards to reduce future income taxes will depend on the Company’s ability to generate sufficient taxable income prior to the expiration of the carryforwards. Under the provisions of the Internal Revenue Code, the NOLs and tax credit carryforwards are subject to review and possible adjustment by the IRS and state tax authorities. NOLs and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. The Company has not performed a comprehensive Section 382 study to determine any potential loss limitation with regard to the NOL carryforwards and tax credits. Any limitations would not impact the results of the Company’s operations and cash flows because the Company has recorded a valuation allowance against its net deferred tax assets.

The Company recognizes the impact of a tax position in the financial statements if that position is more likely than not of being sustained on a tax return upon examination by the relevant taxing authority, based on the technical merits of the position. As of December 31, 2020 and 2019, the Company had no unrecognized tax benefits.

The Company recognizes interest and penalties related to income tax matters in income tax expense. As of December 31, 2020 and 2019, the Company had no accrued interest and penalties related to uncertain tax positions.

The Company is subject to examination for its US federal and state jurisdictions for each year in which a tax return was filed, due to the existence of NOL carryforwards. These tax filings in major U.S. jurisdictions are open to examination by tax authorities, such as the IRS from 2019 forward and by tax authorities in various US states from 2015 forward.